UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                                      Date of Report (Date of earliest event reported): March 29, 2018

ITRONICS INC.

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                                                                                                          Texas                                                                      33-18582                                                           75-2198369

                                                                                         (State or other jurisdiction                                                   (Commission File                                                     (IRS Employer

                                                                                                 of incorporation)                                                               Number)                                                          Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada             89509

                    (Address of Principal Executive Offices)                                  Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

As of December 31, 2017, the Company had 12,952,879 common shares issued and outstanding, compared to 12,620,262 as of July 31, 2017, an increase of 332,617 shares.

Based on the December 31, 2017 closing stock price of $0.3399 per share, the Company’s market cap was $4,402,684.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

(Registrant)

Date: March 29, 2018                                                                                                                                                    By: /S/ John W. Whitney

                                                                                                                                                                                            John W. Whitney

                                                                                                                                                                                            President, Treasurer and Director

                                                                                                                                                                                            (Principal Executive and Financial

                                                                                                                                                                                            Officer)